Exhibit 99.1

SYNOVUS ANNOUNCES COMMENCEMENT OF $150 MILLION PREFERRED STOCK PUBLIC OFFERING

COLUMBUS, GA (June 12, 2018) - Synovus Financial Corp. (NYSE: SNV) today announced the commencement of an underwritten public offering of $150 million of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D (the “Series D Preferred Stock”). Synovus intends to use the net proceeds of the offering of Series D Preferred Stock to fund the redemption of all of its outstanding shares of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”), and any remaining net proceeds for other general corporate purposes.

Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint book-running managers of the offering. J.P. Morgan Securities LLC is acting as joint lead manager, and Synovus Securities, Inc. and Sandler O’Neill & Partners, L.P. are acting as co-managers of the offering.

Synovus is conducting the offering pursuant to its automatic shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2016. Before making an investment, potential investors should first read the prospectus supplement and accompanying prospectus, the automatic shelf registration statement on Form S-3 and the other documents that Synovus has filed with the SEC in connection with the offering. A copy of the preliminary prospectus supplement and accompanying prospectus can be obtained by contacting (i) Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (800) 831-9146, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, attn: Prospectus Department, telephone: (800) 294-1322, email: dg.prospectus_requests@baml.com, or (iii) J.P. Morgan Securities LLC, 383 Madison Ave, New York, NY 10179, attn: Investment Grade Syndicate Desk, telephone: (212) 834‐4533. Investors may also obtain these documents free of charge by visiting the SEC’s website of at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Synovus

Synovus Financial Corp. is a financial services company and a registered bank holding company headquartered in Columbus, Georgia. Through its wholly-owned subsidiary, Synovus Bank, a Georgia state-chartered bank that is a member of the Federal Reserve System, Synovus provides commercial and retail banking in addition to a full suite of specialized products and services including private banking, treasury management, wealth management, premium finance and international banking. Synovus also provides mortgage services, financial planning, and investment advisory services through its wholly-owned subsidiaries, Synovus Mortgage, Synovus Trust, and Synovus Securities, as well as its Global One, GLOBALT and Creative Financial Group divisions.

Cautionary Statement Regarding Forward-Looking Information

This press release and certain of Synovus’ other filings with the U.S. Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements regarding the offering of Series D Preferred Stock and redemption of Series C Preferred Stock. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties, including, among others, market conditions affecting the offering of Series D Preferred Stock, which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including the prospectus supplement and accompanying prospectus, the automatic shelf registration statement on Form S-3, Synovus’ Annual Report on Form 10-K for the year ended December 31, 2017, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. Synovus believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Contact Information

Synovus Financial Corp.
Media contact:
Lee Underwood, 706-644-0528
Media Relations

or

Investor contact:
Steve Adams, 706-641-6462
Investor Relations